Capital stock and capital risk management - Summary of financial leverage ratios (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Leverage Ratio [Abstract]
Total borrowings and lease liabilities	$ 3,297,980	$ 1,544,227
Less: Cash, bank balances and other short-term investments	(538,402)	(764,307)
Net debt	2,759,578	779,920
Total equity	$ 2,511,594	$ 1,621,213	$ 1,247,015	$ 844,060
Leverage ratio	109.87%	48.11%